VOYA INVESTORS TRUST

Voya Multi-Manager Large Cap Core Portfolio

(the “Portfolio”)

Supplement dated March 26, 2018

to the Portfolio’s Adviser Class, Institutional Class, and Service Class Prospectus,

Class R6 Prospectus, related Summary Prospectuses,

and related Statement of Additional Information,

each dated May 1, 2017

On March 15, 2018, the Portfolio’s Board of Trustees approved a proposal to reorganize Voya Multi-Manager Large Cap Core Portfolio (the “Merging Portfolio”) with and into the following “Surviving Portfolio” (the “Reorganization”):

Merging Portfolio	Surviving Portfolio
Voya Multi-Manager Large Cap Core Portfolio	Voya Index Plus LargeCap Portfolio

The proposed Reorganization is subject to approval by the shareholders of the Merging Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Merging Portfolio’s shareholders on or about July 6, 2018, and a shareholder meeting is scheduled to be held on or about August 7, 2018. The Merging Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about August 24, 2018 (“Closing Date”).

If shareholders of the Merging Portfolio approve the Reorganization, from the close of business on August 10, 2018 through the close of business on August 24, 2018, the Merging Portfolio will be in a “transition period” during which time a transition manager will sell all or most of its assets and the transition manager may hold a large portion of the Merging Portfolio’s assets in temporary investments. During this time, the Merging Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Merging Portfolio’s shareholders will hold shares of the Surviving Portfolio. For more information regarding the Surviving Portfolio, please contact a Shareholder Services representative at 1-800-992-0180 or your financial professional.

In addition, the Portfolio’s Board of Trustees approved a proposal to liquidate Class R6 shares on or about May 4, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE